Exhibit 23.3

THOMAS SKIMMING
11 Camelot Court
Toronto, Ontario
M3B 2N4

September 4, 2003

Re: Quincy Resources Inc. (the "Company")

I hereby consent to the inclusion of my name as an expert in Amendment No. 2 to the Companys Form SB-2 Registration Statement as filed with the Securities and Exchange Commission.

/s/ "Thomas Skimming"
THOMAS SKIMMING